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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2006
                                                           ------------

                              Alleghany Corporation
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             (Exact name of registrant as specified in its charter)


      Delaware                        1-9371                    51-0283071
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(State or other jurisdiction   (Commission File Number)      IRS Employer
of incorporation)                                            Identification No.)


7 TIMES SQUARE TOWER, 17TH FLOOR, NEW YORK, NEW YORK               10036
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      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (212) 752-1356
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

         On May 18, 2006, Alleghany Corporation ("Alleghany") issued a press release on the subject of the pricing of the initial public offering (the "IPO") of the common stock of its subsidiary Darwin Professional Underwriters, Inc. ("Darwin"). All of the proceeds of the IPO, after the deduction of underwriting discounts and commissions and payment of offering expenses, will be used to reduce Alleghany's ownership interest in Darwin. After the IPO, Alleghany will continue to hold a majority ownership interest in Darwin. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS (C) EXHIBITS

         99.1 Press release announcing the pricing of the initial public offering of common stock of Darwin Professional Underwriters, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Alleghany corporation

Date:  May 19, 2006                           By: /s/ Jerry G. Borrelli
                                                 -----------------------
                                                 Name: Jerry G. Borrelli
                                                 Title:   Vice President

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                                INDEX TO EXHIBITS

Exhibit Number    Exhibit Description
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99.1              Press release announcing the pricing of the initial public offering of common stock of Darwin Professional Underwriters, Inc.

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